UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 11, 2022
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On August 11, 2022, Life Storage, Inc. (the “Company”), Life Storage LP (the “Operating Partnership”), and Life Storage Holdings, Inc. (the “General Partner”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Wells Fargo Securities, LLC, Truist Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, HSBC Securities (USA) Inc., BTIG, LLC, BofA Securities, Inc. and Huntington Securities Inc., as sales agents (the “Sales Agents”), and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., as agent for Citibank, N.A, Truist Securities, Inc., Jefferies LLC, HSBC Securities (USA) Inc. and BofA Securities, Inc., as forward sellers (collectively, the “Forward Sellers”) and Wells Fargo Bank, National Association, Truist Bank, Citibank, N.A., Jefferies LLC, HSBC Bank USA, N.A., and Bank of America, N.A. as forward purchasers (collectively, the “Forward Purchasers”).
Under the terms of the Equity Distribution Agreement, the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form
S-3
(File
No. 333-257031),
up to $1,000,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), through the Sales Agents, or the Forward Sellers, acting as agents for the applicable Forward Purchaser, over a period of time and from time to time in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.
The Company or any Sales Agent may at any time suspend the offering of the Shares pursuant to the terms of the Equity Distribution Agreement. The offering of the Shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of the Shares subject to the Equity Distribution Agreement (including shares sold by the Company to or through the Sales Agents and borrowed shares sold by the Forward Sellers) and any terms agreement having an aggregate gross sales price of $1,000,000,000 and (ii) with respect to the Equity Distribution Agreement or terms agreement, the termination of the Equity Distribution Agreement by the Company, the Sales Agents, the Forward Sellers or the Forward Purchasers as permitted therein.
The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares through the Sales Agents (or to the Sales Agents acting as principals), the Company also may enter into one or more letter agreements (each, a “Forward Contract”) with each of the Forward Purchasers in a form attached as Exhibit G to the Equity Distribution Agreement. Under the terms of any Forward Contract, the relevant Forward Purchaser will, at the Company’s request from time to time pursuant to mutually agreed instructions and a supplemental confirmation (together with the applicable Forward Contract, a “Forward Sale Agreement”), borrow from third parties and, through the relevant Forward Seller, sell a number of Shares equal to the number of shares underlying the particular Forward Sale Agreement. The Company will not initially receive any proceeds from any sale of Shares borrowed by a Forward Purchaser and sold through a Forward Seller. The Company expects to fully physically settle each Forward Sale Agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of Shares underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Forward Sale Agreements by the physical delivery of Shares in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to cash or net-share
settle all or a portion of its obligations. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds and the Company may owe cash to the relevant Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe Shares to the relevant Forward Purchaser.
Each Sales Agent will receive from the Company a commission of up to 2% of the gross sales price of all shares sold through it under the Equity Distribution Agreement. Each Forward Seller will receive a commission at a mutually agreed rate in the form of a reduction to the initial forward sale price under the related forward sale agreement that will not exceed, but may be lower than, 2% of the gross sales price of the borrowed shares sold by such Forward Seller during the applicable forward hedge selling period for such shares.
The Company, the Operating Partnership and the General Partner made certain customary representations, warranties and covenants in the Equity Distribution Agreement and also agreed to indemnify each of the Sales Agents, the Forward Purchasers and the Forward Sellers against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement filed with the Securities and Exchange Commission on June 11, 2021 (File
No. 333-257031),
a base prospectus, dated June 11, 2021, included as part of the registration statement, and a prospectus supplement, dated August 11, 2022, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.    The form of the Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form
8-K
and the description of the material terms of such Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

1.1	Form of Equity Distribution Agreement, dated August 11, 2022, by and among Life Storage, Inc., Life Storage LP, Life Storage Holdings, Inc., the Sales Agents, the Forward Sellers and the Forward Purchasers.

5.1	Opinion of Phillips Lytle LLP regarding the legality of securities being registered

5.2	Opinion of Venable LLP regarding Maryland law

23.1	Consent of Phillips Lytle LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.
Date: August 11, 2022
	By	/s/Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: August 11, 2022	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer